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                                                                    EXHIBIT 10.6


                           PATENT AND KNOW-HOW LICENSE
                                N(DEGREE) L99102




BY AND BETWEEN


The CENTRE NATIONAL DE RECHERCHE SCIENTIFIQUE, a French scientific and technological public establishment, having a registered office at 3 rue Michel-Ange - 75794 PARIS Cedex 16 - France represented by its General Manager, Mrs. Catherine BRECHIGNAC, hereinafter referred to as "CNRS"



                                    ON ONE HAND




AND




GLOBAL OXYCELL INC., a US limited liability company whose registered office is One East Broward Blvd, Suite 1701, Fort Lauderdale, Florida 33301 - USA represented by its Chief Executive Officer, Dr. Bart CHERNOW, hereinafter referred to as "OXYCELL"


                                    ON THE OTHER HAND


The CNRS and OXYCELL are hereinafter jointly referred to as "PARTIES".


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WHEREAS:


The LABORATORY and in particular, the group directed by Mr. Jean-Marie LEHN has been working for many years on the biological applications of supramolecular chemistry.

Certain research performed in this LABORATORY and concerning the design and evaluation of artificial vectors for gene transfer, has resulted in the filing of the international PCT application on February 28, 1997, N(degree) PCT/ FR 97 00364 under priority of two French patent application N(degree) 96.02604 and N(degree) 96.09557, in the name of the CNRS.

Moreover a US patent application N(degree) US/60-150,574 has been filed on August 26, 1999 entitled "Enhanced oxygen delivery in mammals, methods and reagents related thereto", in the name of OXYCELL and naming as inventors Mr. Claude Nicolau and Mr. Jean-Marie LEHN.

OXYCELL has expressed an interest in obtaining an exclusive and worldwide patent and know-how license from the CNRS for the research work mentioned herein in certain therapeutic fields.


NOW, THEREFORE THE PARTIES AGREE AS FOLLOWS:

Preliminary Article - DEFINITIONS

         AFFILIATES shall mean any legal entity which, at the time in question:

         -        directly or indirectly controls OXYCELL; or
         -        is under the same direct or indirect control as OXYCELL; or
         -        is directly or indirectly controlled by OXYCELL.

         A legal entity is considered as controlling another:

         - when it directly or indirectly owns over 50% (fifty percent) of the capital of this legal entity or more than 50% (fifty percent) of the voting rights of its shareholders or associates; or
         - when it has the direct or indirect de facto, directly or indirectly, the power to decide within this legal entity how the affairs shall be conducted.

         CONTRACT FIELD shall mean the field of therapeutic, prophylactic products for oxygen delivery into human and animal cells, including but not limited to improvements in oxygen delivery following disease impacted occurrences such as heart stroke and peripheral vascular diseases, diabetes, and sickle cell anemia.

         CONTRACT KNOW-HOW, shall mean all the scientific, technical or any other knowledge in relation to the implementation of the invention protected by the CONTRACT PATENTS and acquired by the LABORATORY during its research until the EFFECTIVE DATE.



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         CONTRACT PATENTS shall mean the PCT patent application N(degree)
         PCT/FR/97/00364 filed on February 28, 1997 entitled "Composes apparentes a la famille des amidiniums. Compositions pharmaceutiques les contenant et leurs applications", in the name of CNRS and naming as inventors Jean-Marie LEHN, Pierre LEHN and Jean-Pierre VIGNERON, filed under priority of the French patent application filed on March 1, 1996, in the name of CNRS, N(degree) 96.02604, entitled "Composes apparentes a la famille des amidiniums. Compositions pharmaceutiques les contenant et leurs applications", and of the French patent application filed on July 30, 1996, in the name of CNRS, N (degree) 96.09557, entitled "Composes apparentes a la famille des amidiniums. Compositions pharmaceutiques les contenant et leurs applications", as well as all issued patents, in part or in full, whether based upon or claiming priority to the above application and all rights resulting therefrom including without limitation (i) any and all European and foreign patent applications and patents resulting from the above-mentioned French patent applications, which shall be listed under Exhibit A (ii) the patents proceeding from such applications, and (iii) all continuations, divisions, continuations-in-part, reissues, re-examinations, and extensions thereof.

         CONTRACT PRODUCTS, shall mean any products which (i) are covered by a VALID CLAIM of CONTRACT PATENTS and/or the US PATENT in the jurisdiction where the products are developed, manufactured and/or sold (referred to hereafter as PATENTED CONTRACT PRODUCTS), (ii) would be covered by a VALID CLAIM of CONTRACT PATENTS in countries not listed in Exhibit A, had such CONTRACT PATENTS been filed in the jurisdiction where the products are manufactured and sold and are developed on the basis of the CONTRACT KNOW-HOW (referred to hereafter as KNOW-HOW CONTRACT PRODUCTS). It is understood by the PARTIES the products which would fall under the definition of CONTRACT PRODUCTS in the countries where no CONTRACT PATENTS has been filed are necessarily the same products that those covered by a VALID CLAIM of CONTRACT PATENTS in countries where CONTRACT PATENTS are granted.

         CONTRACT TERRITORY shall mean the entire world.

         EFFECTIVE COMPETITION shall mean a situation in which one or more third parties, in a country of the CONTRACT TERRITORY, is marketing a product using the same chemical entity, which competes with a CONTRACT PRODUCT in the CONTRACT FIELD and the third party's product's sales for a calendar quarter are at least 15% (fifteen percent) of the total sales of such CONTRACT PRODUCT in such country expressed in equivalent units. The third party sales determination in any calendar quarter is conclusively deemed to be at least 15% (fifteen percent) of the total sales of all CONTRACT PRODUCTS in such country, if a market research organization such as IMS has made such determination based on its conduct of a market share study, in such country, during such quarter. Once a determination is made that EFFECTIVE COMPETITION exists for a CONTRACT PRODUCT in any country, such determination shall be made again each calendar quarter for so long as such CONTRACT PRODUCT is marketed in that country. It is understood by the PARTIES that EFFECTIVE COMPETITION shall only apply in countries where no CONTRACT PATENTS have been granted.


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         EFFECTIVE DATE, shall mean the last date of signature of the present
         Agreement by the PARTIES.

         LABORATORY shall mean the Unite Propre de Recherche CNRS n(degree) 285, "Chimie des Interactions Moleculaires", which is (i) part of the CNRS and (ii) legally represented by the CNRS.

         NET SALES, shall mean the gross amount received by OXYCELL and its AFFILIATES from their customers including distributors but excluding SUBLICENSEES, for sales of CONTRACT PRODUCTS, less any normal trade discounts and credit notes and refunds issued in respect of returned CONTRACT PRODUCTS, purchase, sales, import, or value added taxes and charges in respect to carriage, freight and delivery costs, discounts or rebates accrued, incurred or paid to Federal Medicaid or State Medicare or other payors and amounts exactly repaid or credited by reason of rejections or the return of Contract Products (due to recalls, dating or other reasons).

         Should OXYCELL sell CONTRACT PRODUCTS to an AFFILIATE (or vice-versa) which thereafter sell them to an unrelated third party, the sales between the AFFILIATE (or OXYCELL) and the unrelated third party (and not the sales between OXYCELL and its AFFILIATE) shall be considered NET SALES.

         In the event that a CONTRACT PRODUCT is sold as part of a combination product, the NET SALES of the CONTRACT PRODUCT, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales (as defined in this Section) of the combination product by the fraction, A/(A+B) where A is the average sale price of the CONTRACT PRODUCT when sold separately in finished form and B is the average sale price of the other active compound(s) sold separately in finished form. In the event that such average sale price cannot be determined for both the CONTRACT PRODUCT and other active compound(s) in combination, NET SALES for purposes of determining royalty payments shall be calculated by multiplying the net sales of the combination products by the fraction C/(C+D) where C is OXYCELL's cost of goods of the CONTRACT PRODUCT and D is OXYCELL's cost of goods of the other active compound(s), determined in accordance with the method of accounting normally employed by OXYCELL in computing cost of goods.

         SUBLICENSEES, shall mean any third parties who may obtain a sublicense from OXYCELL to develop and/or commercially exploit the CONTRACT PRODUCTS in the CONTRACT FIELD.


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         SUBLICENSE REVENUES, shall mean consideration of any kind received by
         Oxycell or its AffiliateS, from their sublicenseeS for sales of Contract Products, or for fees received, such as upfront fees or milestone fees paid to Oxycell or an Affiliate in consideration for such sublicense. However, not included in Sublicense Revenues are amounts paid to Oxycell or an Affiliate by the sublicenseeS for product development, research work, clinical studies and regulatory approvals performed by or for the Oxycell or an Affiliate or third parties on their behalf.

         US PATENT, shall mean the US patent Application which has been filed under n(degree) US/60-150,574 on August 26, 1999 entitled "Enhanced oxygen delivery in mammals, methods and reagents related thereto" as well as on any extensions in part or in full of the above application and all rights resulting therefrom including but not only (i) any and all European and non-US patent applications and patents based upon, claiming priority to and/or resulting from the above mentioned US PATENT application, (ii) the patents proceedings from such applications, (iii) any US utility applications and (iv) all continuations divisions, continuations-in-part, reissues, reexaminations, and extensions thereof.

         VALID CLAIM shall mean any claim of an issued and unexpired patent or a claim of a pending patent application within the CONTRACT PATENTS, or the US PATENT which has not been held unpatentable, invalid or unenforceable by a court or other government agency of competent jurisdiction and has not been admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise; provided, however, that if the holding of such court or agency is later reversed by a court or agency with overriding authority, the claim shall be reinstated as a VALID CLAIM after the date of such reversal.

All plurals may be read in the singular and vice versa.


Article 1 - OBJECT NATURE AND SCOPE

1.1 The CNRS hereby grant OXYCELL which accepts, subject to the terms and conditions of the present Agreement, an exclusive license under the CONTRACT PATENTS and CONTRACT KNOW-HOW to make, have made, sell, use, import, market, offer for sale, have sold and otherwise commercially exploit the CONTRACT PRODUCTS in the CONTRACT FIELD and the CONTRACT TERRITORY.

1.2 The right to license granted to OXYCELL by the CNRS includes the right to grant sublicenses.

1.3 By virtue of the present Agreement, OXYCELL (with respect to the sublicensees' rights) will have the sole right to make, have made, sell, use, import, market, offer for sale, have sold and otherwise commercially exploit the CONTRACT PRODUCTS in the CONTRACT FIELD and the CONTRACT TERRITORY.


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Article 2 - RENUNCIATION

         CNRS hereby confirms that it waives all rights whatsoever, as of the EFFECTIVE DATE, in the US PATENT in consideration of the payment of the financial conditions in accordance with Article 6 of the present Agreement.

         Consequently, CNRS irrevocably and expressly waives any claim, law suit, proceedings or other action which may have as purpose, reason or consequence the ownership of, or the quiet and useful possession and enjoyment of the US PATENT by OXYCELL or any other third party claiming by or through OXYCELL.

         The present Article shall remain in effect regardless of the expiration or termination of the present Agreement.


Article 3 - TERM

         Subject to the provisions of Article 2, the present Agreement shall take effect at the EFFECTIVE DATE and unless earlier terminated in accordance with the terms herein shall remain in effect on a country by country basis for each country:

         (a) In which VALID CLAIM exists, for the duration of the last VALID CLAIM or for the duration of any extensions by a Supplementary Protection Certificate or an equivalent document.

         (b)      In which no VALID CLAIM exists, or no longer exists, for 10
                  (ten) years as of the date of the first commercialized KNOW-HOW CONTRACT PRODUCT in such country.

         It is expressly agreed that at the expiration of the term of the present Agreement, OXYCELL shall have the continuing right to make, have made, sell, use, import, market, offer for sale, have sold and otherwise commercially exploit the CONTRACT PRODUCTS in the CONTRACT FIELD and the CONTRACT TERRITORY without any further royalties.


Article 4 - SUBLICENSES

         4.1 Pursuant to Article 1.2 herein, OXYCELL may grant sublicenses to its AFFILIATES subject to providing prior written notification to the CNRS of the identity of such Affiliate for information purposes only.


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*** CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
    AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



         OXYCELL may also grant sublicenses to non Affiliates subject to prior written approval from the CNRS of the name of any proposed SUBLICENSEE. Such prior written approval may not be unreasonably withheld or delayed. In the event OXYCELL desires to grant a sublicense to a non AFFILIATE, it shall have the right to submit the form of the proposed sublicense agreement to CNRS and within 30 (thirty) business days of the receipt of that form CNRS shall issue a letter to OXYCELL stating that the proposed agreement is in compliance with this Article 4 or, if not, stating the changes required to make it compliant. If no such response is received within such time period from CNRS, its approval shall be deemed to have been given both as to the transaction and form of sublicense.

         It is expressly agreed by the PARTIES, that the Sublicense Agreement may not contain any exchange in kind provision pursuant to which the SUBLICENSEE will pay OXYCELL with its own products.

4.2 OXYCELL agrees, subject to the SUBLICENSEES approval, to include within the terms of any sublicenses a clause which permits the CNRS to audit the AFFILIATES and SUBLICENSEES accounts related to the present Agreement.

4.3 OXYCELL shall include within the terms of any sublicense obligations of confidentiality which are similar to those set out in Article 9 below.


Article 5 - TRANSFER

         The present Agreement is granted intuitu personae. It is therefore personal, non- transferable and non-assignable, except to an AFFILIATE, without the prior written consent of the CNRS which shall not be unreasonably withheld or delayed.

         It is hereby understood that any company to which OXYCELL's rights and obligations are assigned, shall be subject to the same obligations as those of OXYCELL herein, unless the new contracting parties should reach another mutual agreement.


Article 6 - FINANCIAL CONDITIONS

6.1 The present license is granted in exchange for payment by OXYCELL to the CNRS of:

         a) A lump sum payment of ([***] excluding tax) due upon the EFFECTIVE DATE.


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*** CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
    AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



         b) A lump sum payment of ([***] excluding tax) due at each anniversary date of the EFFECTIVE DATE, until the CONTRACT PATENTS have been granted or until the payment of either of the lump sums specified under Article 6.1 c) and 6.1 d) have been made, whichever occurs first, and in any event, when the lump sum payment specified under Article 6.1.e) has been paid.

         c) A lump sum payment of ([***] excluding tax) due when the European patent of the CONTRACT PATENTS is granted.

         d) A lump sum payment of ([***] excluding tax) due when the first US patent of the CONTRACT PATENTS is granted.

         e) A lump sum payment of ([***] excluding tax) once OXYCELL has obtained the FDA approval for the commercial use of the CONTRACT PRODUCTS in humans. One third of the above [***] lump sum shall be however paid in advance should OXYCELL obtain the FDA approval for the commercial use of the CONTRACT PRODUCTS in animals. The advance payment shall be made at the date of such approval.

                  OXYCELL shall inform the CNRS in writing of the dates of each event described herein, within two months after it occurs.

         f) Royalty payments of (i) [***] of NET SALES of the PATENTED CONTRACT PRODUCTS (other than those based on the US PATENT) covered by a VALID CLAIM of the CONTRACT PATENTS or (ii) [***] of NET SALES of the PATENTED CONTRACT PRODUCTS covered by a VALID CLAIM of the US PATENT and/or KNOW-HOW CONTRACT PRODUCTS, received by OXYCELL and/or its AFFILIATES.

                  For the avoidance of doubt, the royalty rate of [***] as set out in (ii) is applicable only if there is no VALID CLAIM of CONTRACT PATENTS (other than those based on the US PATENT) covering the PATENTED CONTRACT PRODUCTS.

         g) A percentage of sublicense revenues received by OXYCELL or an affiliate, as calculate hereunder depending on the date of execution of the relevant sublicense contracts:


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*** CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
    AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



                  - [***] of the above SUBLICENSE REVENUES for PATENTED CONTRACT PRODUCTS (other than those based on the US PATENT) covered by a VALID CLAIM of the CONTRACT PATENTS or [***] of the above SUBLICENSE REVENUES for the PATENTED CONTRACT PRODUCTS covered by a VALID CLAIM of the US PATENT and/or KNOW-HOW CONTRACT PRODUCTS, for payment received pursuant a sublicense contract executed before the experimentation on the first patient; or

                  - [***] of the above SUBLICENSE REVENUES for PATENTED CONTRACT PRODUCTS (other than those based on the US PATENT) covered by a VALID CLAIM of the CONTRACT PATENTS or [***] of the above SUBLICENSE REVENUES for PATENTED CONTRACT PRODUCTS covered by a VALID CLAIM of the US PATENT and/or KNOW-HOW CONTRACT PRODUCTS, for payment received pursuant a sublicense contract executed after the experimentation on the first patient but before the first FDA approval for the commercial use of the CONTRACT PRODUCTS; or

                  - [***] of the above SUBLICENSE REVENUES for PATENTED CONTRACT PRODUCTS (other than those based on the US PATENT) covered by a VALID CLAIM of the CONTRACT PATENTS or [***] of the above SUBLICENSE REVENUES for PATENTED CONTRACT PRODUCTS covered by a VALID CLAIM of the US PATENT and/or KNOW-HOW CONTRACT PRODUCTS, for payment received pursuant a sublicense contract executed after the first FDA approval for the commercial use of the CONTRACT PRODUCTS.

         h) No royalties or sublicenses fees shall be payable on Contract PRODUCT sales between OXYCELL and any AFFILIATE, in which event the royalty or sublicenses fees shall be based upon the NET SALES of the AFFILIATE.

         i) No multiple royalties or sublicenses fees shall be due and payable because any CONTRACT PRODUCT are covered by more than one patent which is within the definition of ContracT PATENTS.

                  In the event OXYCELL, any AFFILIATE, or any sublicensee does not have freedom to operate and therefore is obliged to pay an additional amount to third parties on Contract PRODUCTS, (other than payments to ULP pursuant to a sponsored research agreement executed by OXYCELL and ULP) in order to make, have made, sell, use, import, market, offer for sale, have sold and otherwise commercially exploit such CONTRACT PRODUCT, the royalties due to CNRS hereunder shall be reduced by 50% (fifty percent) of the amount due to said third parties but in no event shall the effective royalty rate due CNRS be less than one-half of the stated amount due as provided in paragraph 6.1(f) and (g) above.


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         j)       CNRS agrees that no royalties or sublicenses fees shall be due for the internal use of the Contract PRODUCTS for research and commercial development purposes by Oxycell and AFFILIATES or for use by third parties providing research and development activities on behalf of OXYCELL or AFFILIATES in seeking governmental and professional approvals, certifications or endorsements, or for training purposes, except where Oxycell or any AFFILIATES receives revenues for the sale of the CONTRACT PRODUCTS to the organization using the device for such stated proposes.

6.2 If OXYCELL justifies the existence of EFFECTIVE COMPETITION in any of the countries of the CONTRACT TERRITORY in which there is no VALID CLAIM, the PARTIES shall meet and negotiate in good faith new financial conditions, for said countries, to be mutually agreed by the PARTIES.

6.3 The NET SALES and Sublicense Revenues used for computing the royalties or sublicenses fees payable to CNRS thereunder shall be computed, and royalties or sublicenses fees shall be paid in US dollars.


Article 7 - RECORD KEEPING AND AUDIT RIGHTS

7.1 OXYCELL shall keep accounts which shall include all the elements necessary to precisely calculate the NET SALES and Sublicense Revenues.

7.2 No later than January 31st of every year, OXYCELL shall provide the CNRS with a sale report setting out NET SALES and Sublicense Revenues by country for the year ending on the previous December 31st.

7.3 Should there be no sale or sublicense revenues, OXYCELL shall nevertheless send the CNRS a sales report in the month of January of each year stating the absence of any sales during the year under consideration and indicating the cause for this lack of sales or SUBLICENSE REVENUES and the difficulties encountered.

7.4 All sales reports shall be sent to the Service Financier de la Delegation du Siege du CNRS, 3 rue Michel-Ange - 75794 PARIS Cedex 16. Said reports shall include the number of the present agreement.

7.5 The amounts due by OXYCELL to the CNRS must be paid within 35 (thirty-five) days following issuance of an invoice by CNRS to the person and bank address indicated in Article 7.6 below.

7.6 Payments shall be made to the CNRS by check to the order l'Agent Comptable Secondaire du CNRS, Delegation Paris Michel Ange, Paierie Generale PARIS - Code Banque 30091 - Code Guichet N(degree) 75200 - Compte N(degree) 20003000505 - Cle 69.


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         Checks shall be addressed to the attention of: Agent Comptable
         Principal du CNRS - 3 rue Michel-Ange - 75794 PARIS Cedex 16.

7.7 Any sums which remain unpaid by OXYCELL to the CNRS within the periods set out hereunder shall be subject to interest at the rate determined according to the rules applicable to the French Public Establishments (prevailing legal interest rate + 2 points), without prejudice to the right of CNRS to initiate termination proceedings pursuant to Article 13 below.

7.8 No more frequently than once every calendar year, OXYCELL shall permit an expert accountant hired by the CNRS to inspect the records and invoices of OXYCELL during normal working hours and upon providing reasonable notice, and shall permit said accountant to take copies and extracts for the sole purpose of verification of the reports sent to the CNRS hereunder. The CNRS shall keep secret and shall procure its expert accountant to keep secret any information relating to the activities of OXYCELL or any AFFILIATE obtained pursuant to such inspections. The expense of all such inspections shall be for the CNRS, except in the case of back royalties of 5% (five percent) being due by OXYCELL as a result of said audit.


Article 8 - EXPLOITATION

8.1 OXYCELL agrees to exploit the present license and to make its best efforts in a commercially reasonable manner to develop, make, have made, sell, use, and otherwise commercially exploit the CONTRACT PRODUCTS.

8.2 OXYCELL agrees to provide annual reports describing the development and exploitation of the CONTRACT PRODUCTS. If on the basis of such annual report it appears that OXYCELL has not pursued the development of the CONTRACT PRODUCTS, the CNRS may notify OXYCELL and request for further information within 30 days of the reception of the annual report. OXYCELL shall within 60 days of such notification inform CNRS of its intention to pursue the development of CONTRACT PRODUCTS. Should OXYCELL decide not to develop the CONTRACT PRODUCTS, CNRS may terminate the Agreement pursuant to Article 13.2 below.

8.3 Except as provided in Article 9.5 below OXYCELL, its subsidiaries, AFFILIATES, or SUBLICENSEES agree not to use the names "Centre National de la Recherche Scientifique" or "CNRS" or any trademark, distinctive sign or adaptations thereof which belongs to the CNRS or the names of the CNRS inventors, for commercial purposes, without receiving prior written approval from the CNRS or the natural person concerned, as the case may be. Consent from CNRS will be promptly considered and not be unreasonably withheld.


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8.4      OXYCELL, its subsidiaries, AFFILIATES, or SUBLICENSEES shall commercialize the CONTRACT PRODUCTS under their own trademarks or under trademarks for which they have obtained a license. The CNRS shall have no rights to such trademarks. All administrative authorizations obtained by OXYCELL for the purpose of manufacturing and/or commercializing the CONTRACT PRODUCTS shall be obtained for OXYCELL or for any party which it shall have designated and subject to Article 8.6 hereunder, the CNRS shall claim no rights thereto.

8.5 CNRS shall do its best reasonable efforts to assist OXYCELL, directly or through the LABORATORY in obtaining any administrative authorizations which may be required for the purpose of manufacturing and/or commercializing the CONTRACT PRODUCTS.

8.6 Without prejudice to the terms of Article 10.4 hereunder, OXYCELL agrees to provide the CNRS with a copy of all administrative authorizations, notably any official marketing approval that it obtains for the purpose of manufacturing and/or commercializing the CONTRACT PRODUCTS no later than 3 (three) months after obtaining such final authorizations.

8.7 OXYCELL has a general knowledge in respect of (i) the CONTRACT FIELD and (ii) developing, making, selling, using, and otherwise commercially exploiting the CONTRACT PRODUCT should such exploitation be reasonably possible.


Article 9 - CONFIDENTIALITY

9.1 Each PARTY agrees to respect and keep strictly confidential all scientific and technical information belonging to the other PARTY and any other information of any nature belonging to the other PARTY about which they may have knowledge due the negotiations and execution of the present Agreement.

         The PARTIES shall not use such information for any other purpose than the performance of the present Agreement and shall only disclose this information its employees on a strict need-to-know basis.

9.2 The PARTIES shall assure that their personnel and others in their service are bound by the same obligations of confidentiality described hereunder. Moreover, OXYCELL shall include confidentiality obligations no less onerous than the present Article 9 in any sublicenses it may grant to SUBLICENSEES.

9.3      The confidentiality obligations between the PARTIES in the present
         Article 9 shall not include the use or disclosure of confidential information that the receiving PARTY can show:

         a) Was disclosed by the mutual agreement of the PARTIES, or was disclosed by the owning PARTY; or


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         b)       Was in the public domain at the moment of disclosure or
                  entered the public domain through no act or fault of the receiving PARTY; or

         c) Was made available as a matter of lawful right by a third PARTY without breach of any of the confidentiality obligations herein; or

         d) Was in the possession of the receiving PARTY at the time of disclosure by the owning PARTY; or

         e) Was disclosed by lawful right, to remain in compliance with a legal or regulatory imperative, an arbitration settlement or a final legal decision; or

         f) Was disclosed after obtaining the prior authorization of the owning PARTY; or

         g) Was independently developed by or on behalf of the receiving PARTY without use of any confidential information received from the owning PARTY; or

         h) Was disclosed in the course of exercising its rights to validly exploit VALID CLAIMS including its rights to defend such exploitation against third parties.

9.4 The present Article 9 shall remain in effect until the expiration of the last of the CONTRACT PATENTS, the expiration or termination of the present Agreement notwithstanding.

9.5 OXYCELL shall have the right to use and disclose the names of CNRS and the inventors and other information otherwise restricted in use and disclosure under the present Agreement to the extent necessary to comply with applicable governmental orders and governing laws and regulations.


Article 10 - INTELLECTUAL PROPERTY

10.1 Any and all decisions concerning the prosecution and maintenance of the intellectual property necessary to the validity of the CONTRACT PATENTS in the Contract territory shall belong exclusively to the CNRS which shall be responsible for the prosecution and maintenance fees of said CONTRACT PATENTS. CNRS shall provide copies of the main relevant prosecution and maintenance documents to OXYCELL, and keep OXYCELL informed of the status of the CONTRACT PATENTS at OXYCELL formal request.

10.2 Should the CNRS wish to either not initiate or abandon the prosecution or maintenance of the CONTRACT PATENTS in any country within the CONTRACT TERRITORY, it shall notify OXYCELL 2 (two) months prior to the next deadline for filing the necessary documents or making the necessary payment of maintenance fees of said patent applications or patent(s). OXYCELL may take over the prosecution and maintenance of said CONTRACT PATENTS subject to notifying the CNRS no later than 1
         (one) month prior to such deadline. In this case the terms of the present Agreement shall remain in effect and OXYCELL shall be responsible for the prosecution and maintenance fees for said CONTRACT PATENTS and no royalties shall be due to the CNRS in any such country as long as OXYCELL shall continue to support the prosecution or maintenance of the CONTRACT PATENTS.


Article 11 - INFRINGEMENT

11.1 The PARTIES shall inform each other within the shortest possible delay of any third party infringement of which they may become aware and/or of any infringement claims or actions, which may be taken against it.

11.2 The CNRS may take action at its own expense against any third party infringement to the CONTRACT PATENTS, with the understanding that any indemnification awarded by court decision as a result of said action shall irrevocably and entirely be the property of the CNRS. Moreover CNRS shall inform any other beneficiary of a license in respect of the CONTRACT PATENTS in order to organize any possible common action against any third party infringement.

         This shall not prevent OXYCELL from taking action against third party infringement at its own expense to obtain indemnification for damages which it alone has incurred and any indemnification awarded by court decision from said action shall be irrevocably and entirely the property of OXYCELL.

11.3 Subject to Article 11.2 OXYCELL shall have right to enforce any VALID CLAIMS within the CONTRACT FIELD against any infringement or alleged infringement thereof, and shall at all times keep CNRS informed as to the status thereof. OXYCELL may, in its sole judgment and at its own expense, institute suit against any such infringer or alleged infringer and control, settle, and defend such suit in a manner consistent with the terms and provisions hereof and recover, for its account, any damages, awards or settlements resulting therefrom, subject to Article
         11.4. This right to sue for infringement shall not be used in an arbitrary or capricious manner. CNRS shall reasonably cooperate in any such litigation at OXYCELL's expense.

11.4 Any recovery by OXYCELL under Articles 11.2 and 11.3 shall be deemed to reflect loss of commercial sales, and OXYCELL shall pay to CNRS the same percent of the recovery net of all reasonable costs and expenses associated with each suit or settlement as if such net constituted SUBLICENSE REVENUES. If the cost and expenses exceed the recovery, then one-half (1/2) of the excess shall be credited against royalties payable by OXYCELL to CNRS hereunder in connection with sales or services in the country of such legal proceedings, provided, however, that any such credit under the present Article 11.4 shall not exceed fifty percent (50%) of the royalties otherwise payable to CNRS with regard to sales or services in the country of such action in any one calendar year, with any excess credit being carried forward to future calendar years.

11.5 Should OXYCELL, or its AFFILIATES, become the object of infringement claims as a result of the commercialization of the CONTRACT PRODUCTS which have been identified or developed by the use of the CONTRACT PATENTS and the CONTRACT KNOW HOW, the CNRS shall provide OXYCELL with any documents or information which it may have in its possession which may be necessary to assist in the defense of OXYCELL or its AFFILIATES.

11.6 The present article shall not in any way be considered to constitute a waiver by the CNRS to take any action or intervention.


Article 12 - WARRANTIES

12.1     CNRS declares and warrants that it is the sole owner of the CONTRACT
         PATENTS.

12.2 CNRS declares and warrants that the CONTRACT PATENTS with respect to the CONTRACT FIELD are not subject to any pledge, security, license, authorization to use, right of preference, rights of first refusal or right of preemption nor more generally to any right or restriction or covenant in whatever form in any country on behalf or in favor of any third party which might affect the quiet and useful possession and enjoyment of the CONTRACT PATENTS by OXYCELL.

12.3 Subject to Article 12.2 OXYCELL shall not call on the CNRS in guarantee for any damages or prejudice of any nature caused by the CONTRACT PRODUCTS. OXYCELL is solely responsible to its clients and/or any third parties for the quality and performance of the CONTRACT PRODUCTS.

Article 13 - TERMINATION

13.1 Should OXYCELL cease business operations or be the object of a liquidation procedure, the CNRS may terminate the present Agreement if it so wishes subject to notifying OXYCELL. After 1 (one) month without a response to this notification by Oxycell, the judicial administrator or liquidator as the case may be, and subject to the applicable and legal regulations in the United States, the present Agreement shall be immediately terminated by right.

13.2 The present Agreement may be terminated as of right, without any judicial formalities, by either of the PARTIES in the event that the other PARTY fails to perform one or more of the material obligations contained in the various clauses of the present Agreement, including
         Article 6. This termination shall only become effective 3 (three) months after the complaining PARTY sends a notice exposing the motives of the complaint and then only if the PARTY at fault has not, within this period, fulfilled its obligations or shown proof of a case of force majeure that prevented it from fulfilling its obligations. The exercise of such right to termination does not exempt the PARTY in default from fulfilling the obligations accrued prior to the date of termination.

13.3 Subject to the obtaining by OXYCELL of the administrative authorizations to use the CONTRACTS PRODUCTS for commercial use in humans, if after 5 (five) years from the EFFECTIVE DATE, OXYCELL has not taken the necessary steps for the commercialization of the CONTRACT PRODUCTS, and cannot provide any reasonable justification for such failure the CNRS may terminate the present Agreement in accordance with the procedure set out in Article 13.2 above.

13.4 Oxycell may terminate as of right without any judicial formalities, the present Agreement at each anniversary date of the EFFECTIVE DATE, subject to a prior written notification to CNRS, at least 3 month before the above anniversary date. OXYCELL shall be liable for a payment of any monies due prior to the termination date.

13.5 Should the present Agreement expire or be terminated OXYCELL agrees not to use or allow any direct or indirect use of the Valid Claims for CONTRACT PATENTS until the expiration of the last of the VALID CLAIMS for such patents. However, OXYCELL shall have the right to dispose of existing inventory for 180 (one hundred and eighty) days following any such expiration or termination. Furthermore, each PARTY agrees to return or destroy all proprietary or confidential information, material, and documents that it has received from the other PARTY and not to conserve any copies for any purposes whatsoever.

13.6 Upon termination of the present Agreement and subject to the provisions of Article 2 all rights in and to the Contract Products shall revert to CNRS at no cost to CNRS, provided that CNRS shall enter into a direct license agreement with the SUBLICENSEE in the event the sublicensee cures any payment defaults and agrees to directly assume the obligations of Oxycell or any Affiliate under the present Agreement and to make all payments directly to CNRS. In this connection CNRS agrees to promptly issue, from time to time, upon written request, estoppel certificates in favor of Oxycell, AFFILIATES, sublicensees or potential sublicensees setting forth the status of the present Agreement and, if in default, the conditions required to cure the same.


Article 14 - ENTIRE AGREEMENT

14.1 The present Agreement expresses the entire understanding of the PARTIES. No general or specific condition appearing in any document sent or given by the PARTIES can be integrated in the present Agreement.

14.2 The present Agreement replaces any previous agreements and may only be modified or renewed by an amendment signed by duly authorized representatives of the PARTIES.

14.3 It is hereby agreed that the relationship established by the PARTIES in the present Agreement does not confer any other rights than those set out hereof. It is expressly agreed that the present Agreement does not confer any rights to OXYCELL outside the CONTRACT FIELD, nor rights to any patents other than the CONTRACT PATENTS or to any know how other than the CONTRACT KNOW-HOW.


Article 15 - HEADINGS

         In the event of difficulties of interpretation between any of the headings preceding the clauses and any one of the clauses, the headings shall be ignored.


Article 16 - INVALIDITY OF A CLAUSE

         Should one or more provisions of the present Agreement be held to be invalid by law or regulation - and in particular the laws or regulations of the European Union or based on a definitive decision of a competent court, all the other provisions shall remain in full effect and the PARTIES shall make the necessary modifications without delay while respecting, as closely as possible, the spirit of the present Agreement at the moment of signature.

Article 17 - WAIVER

         The failure of one of the PARTIES to assert a breach of the present Agreement by the other PARTY shall not be interpreted as a waiver of said obligation.


Article 18 - DISPUTES - GOVERNING LAW

18.1     The laws of France shall govern the present Agreement.

18.2 In the event that a difficulty arises in the interpretation or execution of the present Agreement, the PARTIES shall try to settle their differences out of court within a limited period of 3 months as from the issuance of a written notice by either party of a dispute.

18.3 In case of persistent disagreement after the 3 months settlement period, the competent French courts shall have sole jurisdiction to settle any disputes in respect of the interpretation and/or performance of the Agreement.

18.4 The present Article shall remain in effect regardless of the expiration or termination of the present Agreement.


Article 19 - REGISTRATION AT THE REGISTRE NATIONAL DES BREVETS - FISCAL REGISTRATION

19.1 The present Agreement may be registered at the Registre National des Brevets, which is controlled by the Institut National de Propriete Industrielle, and each National Patent Office for the purpose of registering the CONTRACT PATENTS; the fees of said registrations to be paid by the OXYCELL.

19.2 Any fiscal registrations of the present Agreement shall be performed by OXYCELL at its sole expense.


Article 20 - LANGUAGE

         The present Agreement has been established in two versions, one in French and one in English. In case of difficulties of interpretation, the French version shall prevail.


Article 21 - NOTIFICATIONS

         All notifications for the present Agreement shall be sent by registered letter with acknowledgment of receipt to the PARTY for which the notice is intended at the following address:

         For the CNRS:
         CNRS
         Delegation aux Entreprises
         3 rue Michel-Ange
         75794 Paris Cedex 16
         France

         For OXYCELL:
         GLOBAL OXYCELL INC.
         Dr. Bart CHERNOW
         1 East Broward Blvd.
         Suite 1701
         Fort Lauderdale
         Florida
         3301
         USA


In Paris                                              In Fort Lauderdale
the 5th day of June, 2000                             the 23rd day of May, 2000


In three copies including one for the Institut National de la Propriete Industrielle and one for the contracting PARTIES.


---------------------------                  ---------------------------
Mrs. Catherine BRECHIGNAC                    Dr. Bart CHERNOW
General Manager of CNRS                      Chief Executive Officer of GLOBAL
                                             OXYCELL

                                    EXHIBIT A
                                CONTRACT PATENTS


------------------------------------------------------------------------------------------------------------
  COUNTRY      FILING        FILING    VIA     PROC     PUB.       PUB       ISSUE     ISSUE         EXP.
              N(DEGREE)       DATE                      DATE     N(DEGREE)   DATE     N(DEGREE)     DATE
------------------------------------------------------------------------------------------------------------
    FR         96 09557     30/07/96    BN     DLV    06/02/98    2751972   04/09/98  96 09557    30/07/16
------------------------------------------------------------------------------------------------------------
    JP         97530677     28/02/97   PCT     DEP
------------------------------------------------------------------------------------------------------------
    CA         2248186      28/02/97   PCT     DEP                                                28/02/17
------------------------------------------------------------------------------------------------------------
    MX          986892      28/02/97   PCT     DEP
------------------------------------------------------------------------------------------------------------
    BR                      28/02/97   PCT     DEP                                                28/02/12
------------------------------------------------------------------------------------------------------------
    NO          983691      28/02/97   PCT     DEP                                                28/02/17
------------------------------------------------------------------------------------------------------------
    KR         98706784     28/02/97   PCT     DEP                                                28/02/12
------------------------------------------------------------------------------------------------------------
    HU         P9902465     28/02/97   PCT     DEP                                                28/02/17
------------------------------------------------------------------------------------------------------------
    IL          125926      28/02/97   PCT     DEP                                                28/02/17
------------------------------------------------------------------------------------------------------------
    EP        97907154.5    28/02/97   PCT     DEP                                                28/02/17
------------------------------------------------------------------------------------------------------------
    AU         9719304      28/02/97   PCT     DEP                                                28/02/13
------------------------------------------------------------------------------------------------------------
    US        09/125825     28/02/97   PCT     DEP
------------------------------------------------------------------------------------------------------------
    WO        FR97/00364    28/02/97   PCT     PUB    04/09/97  WO97/31935                        28/10/99
------------------------------------------------------------------------------------------------------------
    CZ          982772      28/02/97   PCT     DEP
------------------------------------------------------------------------------------------------------------
    SK         98 1182      28/02/97   PCT     DEP
------------------------------------------------------------------------------------------------------------